Vanguard International Value Fund

Summary Prospectus

February 22, 2018

Investor Shares

Vanguard International Value Fund Investor Shares (VTRIX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 22, 2018, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.40%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks of companies located outside the United States that are considered by an advisor to be undervalued. Such stocks, called value stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities of foreign companies for the Funds.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of the Fund‘s benchmark index and other comparative indexes, which have investment characteristics similar to those of the Fund. Returns for the indexes shown are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard International Value Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.94% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.73% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard International Value Fund Investor Shares
Return Before Taxes	27.96%	7.35%	2.04%
Return After Taxes on Distributions	27.46	6.82	1.56
Return After Taxes on Distributions and Sale of Fund Shares	16.34	5.72	1.56
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index	27.19%	6.80%	1.84%
MSCI EAFE Index	25.03	7.90	1.94
Spliced International Index	27.19	6.80	1.23

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

ARGA Investment Management, LP (ARGA) Edinburgh Partners Limited (Edinburgh Partners) Lazard Asset Management LLC (Lazard)

Portfolio Managers

A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, CFA, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners.

He has managed a portion of the Fund since 2008.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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Vanguard International Value Fund Investor Shares—Fund Number 46

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© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 46 022018